Exhibit 10.1

LOAN AGREEMENT

       This Loan Agreement (this “Agreement”) is dated as of December 11, 2007 among Continental Fuels, Inc., a Nevada corporation whose principal place of business is located at 9901 Interstate Highway 10 West, Suite 800,
San Antonio, TX 78230 (the “Company”), Universal Property Development and Acquisition Corporation, a
Nevada corporation whose principal place of business is located at 14255 US HWY 1, Suite 209, Juno Beach, FL
33408 (“UPDA”), Timothy Brink (“Brink”), a US citizen and resident of the state of Texas, whose primary residence is 19206 Gray Bluff Cove, San Antonio, TX 78258 (UPDA and Brink, collectively, the “Guarantors”), and Sheridan
Asset Management, LLC, a Delaware limited liability company whose principal place of business is located at 1025
Westchester Avenue, Suite 311, White Plains, NY 10604 (the “Lender”).

       WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to borrow, and the Lender desires to lend to the Company, certain funds as more fully described in this Agreement.

       NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Lender agree as follows:

ARTICLE I.
DEFINITIONS

       1.1  Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in either the Term Note or Revolving Note, as applicable (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

         “Account Control Agreements” means those certain account control agreements, dated as of the date hereof, by and among the Company, or Geer, as the case may be, the Lender and Wachovia Bank, National
Association with respect to each Controlled Account set forth on Schedule B, as the same may be amended, modified or restated from time to time.

         “Action” shall have the meaning ascribed to such term in Section 3.1(h).

         “Advance” means any loan or extension of credit by the Lender to the Company under the
Revolving Loan for the account of the Company.

         “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule
144 under the Securities Act. With respect to the Lender, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Lender will be deemed to be an Affiliate of the
Lender.

         “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

         “Closing” means the closing of the Loans pursuant to Section 2.1.

         “Closing Date” means the Business Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Lender’s obligations to deliver the Term Loan Amount and all or a portion of the Revolving Loan Amount and (ii) the Company’s obligations to deliver the Notes, have been satisfied or waived.

         “Common Stock” means the common stock of the Company, par value $.001, and any securities into which such common stock shall hereinafter have been reclassified into.

         “Consent” means the consent from the Lender to UPDA in the form of Exhibit F.

         “Counsel” means, collectively: (a) McGuireWoods LLP, special New York counsel to UPDA and the Company; (b) Kummer Kaempfer Bonner Renshaw & Ferrario, special Nevada counsel to UPDA and the
Company; and (c) McGinnis, Lochridge & Kilgore, L.L.P., special Texas counsel to UPDA and the Company.

         “Deed of Trust” shall mean the deed of trust in favor of the Lender secured by the property listed on
Schedule C attached hereto.

         “Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1 hereof.

         “Funded Purchase Price” shall mean that portion of the Term Loan funded by the Lender as provided in Section 4.4(iii) to be applied to the purchase price for Greer.

         “GAAP” shall have the meaning ascribed to such term in Section 3.1(f) hereof.

         “Geer” shall mean Geer Tank Trucks, Inc.

         “Geer Sellers” shall mean Charles Randall Geer, Jana Geer Douglas, Dona Osteen Reich, Jerrye
Geer Faltyn and Lori Geer Smith.

         “Guaranties” means those certain Guaranty Agreements in the form of Exhibits E-1 and E-2 hereto given by each of the Guarantors.

         “Guarantor Shares” means the shares of Common Stock and Preferred Stock pledged by UPDA to the Lender pursuant to the Security Agreement.

         “Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(m).

         “Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

         “Loan Amount” means the sum of the Term Loan Amount and the Revolving Loan Amount.

         “Loans” means the Term Loan and Revolving Loan.

2

         “Loan Party” means any of the Company, the Subsidiaries and the Guarantors.

         “Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(a) hereof.

         “Material Permits” shall have the meaning ascribed to such term in Section 3.1(k).

         “Notes” means the Term Note and Revolving Note.

         “1980 Geer Judgment” means the judgment lien in the amount of $714.35 encumbered on the real property located in Jack County, Texas, filed for record October 5, 1990, recorded in Volume L, Page 431, Abstract of
Judgment Records of Jack County, Texas.

         “1990 Geer Judgment” means the judgment lien in the amount of $5,091.00 encumbered on the real property located in Young County, Texas, filed for record April 4, 1980, in Volume 15, Page 521, Abstract of
Judgment Records, Young County, Texas.

         “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

         “Pledged Shares” shall mean the shares of capital stock of the Subsidiaries pledged to the Lender by the Company pursuant to the Security Agreement.

         “Preferred Stock” shall mean the Company’s preferred stock, par value $.0001, and any other classes of preferred stock authorized or outstanding.

         “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         “Registration Rights Agreement” means that certain Registration Rights Agreement dated the date hereof, between the Lender and the Company.

         “Revolving Loan” shall have the meaning ascribed to such term in Section 2.1.

         “Revolving Loan Amount” shall have the meaning ascribed to such term in Section 2.1.

         “Revolving Note” means the Senior Secured Revolving Promissory Note in the Revolving Loan
Amount due on the Maturity Date issued by the Company to the Lender hereunder, in the form of Exhibit A-1.

         “Rule 144” means Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission having substantially the same effect as such Rule.

         “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

3

         “Security Agreement” means the Security Agreement, dated the date hereof, among the Company, the Lender and any and all of the Company’s Subsidiaries, in the form of Exhibit B attached hereto.

         “Security Documents” means the Security Agreement, any Subsidiary Guarantee(s), the
Guaranties, Deed of Trust, and any other documents and filings required thereunder in order to grant the Lenders a perfected security interest in all of the assets of the Company and the property pledged or encumbered by the
Guaranties, Deed of Trust, including but not limited to all UCC-1 filing receipts, the Guarantor Shares and the
Pledged Shares.

         “Subordination Agreement” means that certain Subordination Agreement, dated the date hereof, between the Lender, UPDA, and Brainard Management Associates, Inc.

         “Subsidiary” means a corporation, partnership, limited liability company, trust, unincorporated organization, association or joint stock company (i) which is organized under the laws of the United States or any
State thereof; (ii) which conducts substantially all of its business and has substantially all of its assets within the
United States and (iii) of which more than fifty percent (50%) of its outstanding voting stock of every class (or other voting equity interest) is owned by the Company or one or more of its Subsidiaries. The Company’s Subsidiaries as of the Closing Date are listed on Schedule A hereto.

         “Subsidiary Guarantee(s)” means the Subsidiary Guarantee(s) executed by each of the
Subsidiaries, in the form of Exhibit C attached hereto.

         “Term Loan” shall have the meaning ascribed to such term in Section 2.1.

         “Term Loan Amount” shall have the meaning ascribed to such term in Section 2.1.

         “Term Note” means the Senior Secured Term Promissory Note in the Term Loan Amount due on
the Maturity Date issued by the Company to the Lender hereunder, in the form of Exhibit A-2.

         “Transaction Documents” means this Agreement, the Term Note, the Revolving Note, the Security
Documents, the Registration Rights Agreement, the Warrants, the Subordination Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder or required to be executed pursuant to the terms of any Transaction Document.

         “Warrants” means those certain Warrant Agreements, dated the date hereof, issued by the
Company to the Lender, in the forms of Exhibit D-1 and D-2.

ARTICLE II.
LOANS

       2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein and in the Notes, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to borrow, and the Lender agrees to make:

         (a) a term loan to the Company (the “Term Loan”), in the aggregate maximum principal amount of
FIVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($5,500,000) (“Term Loan Amount”); and

4

         (b) revolving loans to the Company (the “Revolving Loan”), in an aggregate amount up to THREE
MILLION DOLLARS ($3,000,000) as requested by the Company from time to time (“Revolving Loan Amount”).

       Each of the Term Loan and the Revolving Loan shall be secured by a lien, more fully described in the
Security Agreement, on all assets of the Company and any and all Subsidiaries, and secured by the pledges, mortgages and other security interests set forth in the Security Documents.

       Subject to the terms of the Transaction Documents (A) at the Closing of the Term Loan, the Lender shall (i)
deliver to the Geer Sellers, via wire transfer of immediately available funds, an amount equal to the Funded Purchase
Price, and (ii) deliver the balance of the Term Loan Amount to the parties set forth on Schedule 4.4 to fund Lender’s fees and expenses pursuant to Section 4.4(a) and (iii) deliver to the Company the other items set forth in Section
2.2(b), and the Company shall deliver to the Lender (I) the Term Note and (II) the other items set forth in Section
2.2(a) and (B) at the Closing of the Revolving Loan the Lender shall (i) deliver to Company any Advances requested by Company pursuant to a Notice of Borrowing delivered at the Closing of the Revolving Loan and (ii) deliver to the
Company the other items set forth in Section 2.2(b), and the Company shall deliver to the Lender (I) the Revolving
Note and (II) the other items set forth in Section 2.2(a). Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of the Lender, or such other location as the parties shall mutually agree.

       2.2 Deliveries

         a) On the Closing Date, the Company shall deliver to the Lender with respect to each of the
Term Loans and the Revolving Loan the following:

           (i) this Agreement duly executed by the Company;

           (ii) the Notes duly executed by the Company;

           (iii) the Security Agreement, duly executed by the Company, along with all of the
Security Documents;

           (iv) the Warrants, duly executed by the Company;

           (v) the Registration Rights Agreement, duly executed by the Company;

           (vi) the Subordination Agreement, duly executed by UPDA, Dion Lorenzo and
Brainard Management Associates, Inc.;

           (vii) the Account Control Agreements, duly executed by the Company and Geer;

           (viii) legal opinions of Counsel in form and substance satisfactory to the Lender;

           (ix) evidence satisfactory to the Lender, in its discretion, as to the Company’s entry into definitive agreements to acquire 100% of the outstanding capital stock of Geer;

5

           (x) such additional authorization as Lender may request directing the Lender to disburse the Term Loan Amount and Revolving Loan Amount as provided pursuant to Section 4.4 hereof for payment of all fees and expenses of Lender in connection with the Transaction Documents as provided in such Section;

           (xi) evidence satisfactory to Lender of application for key man insurance policies for
Brink;

           (xii) a Borrowing Base Certificate for the date of the Closing;

           (xiii) a Notice of Borrowing with respect to any Advances requested for funding pursuant to the Revolving Note on the Closing Date; and

           (xiv) the Consent.

         (b) On the Closing Date, the Lender shall deliver to the Company with respect to each of the
Term Loan and the Revolving Loan the following:

           (i) the Term Loan Amount, disbursed in accordance with Section 4.4(a) hereof;

           (ii) any Advances under the Revolving Loan requested by the Company pursuant to a Notice of Borrowing delivered at the Closing, disbursed in accordance with Section 4.4(b) hereof;

           (iii) this Agreement duly executed by the Lender;

           (iv) the Security Agreement, duly executed by the Lender;

           (v) the Registration Rights Agreement, duly executed by the Lender;

           (vi) the Subordination Agreement, duly executed by the Lender;

           (vii) the Account Control Agreements, duly executed by the Lender; and

           (viii) the Consent.

       2.3 Closing Conditions on the Closing Date.

         a) The obligations of the Company hereunder in connection with the Closing of each of the
Term Loan and the Revolving Loan are subject to the following conditions being met:

           (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Lender contained herein;

6

           (ii) all obligations, covenants and agreements of the Lender required to be performed at or prior to the Closing Date shall have been performed; and

           (iii) the delivery by the Lender of the items set forth in Section 2.2(b) of this
Agreement.

         b) The obligations of the Lender hereunder in connection with the Closing are subject to the following conditions being met:

           (i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

           (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

           (iii) the Lender shall be satisfied with the results of its due diligence investigation of the Company and Geer;

           (iv) Lori Smith and Geer shall execute an employment agreement (including non-
compete provisions) that is satisfactory to the Lender;

           (v) Brink and the Company shall execute an employment agreement (including non-
compete provisions) that is satisfactory to the Lender;

           (vi) the Lender shall be satisfied with the Company’s current and projected uses of cash;

           (vii) the delivery by the Company of the items set forth in Section 2.2(a) of this
Agreement;

           (viii) the Company shall have no outstanding indebtedness (other than Permitted
Indebtedness) or Liens (other than Permitted Liens); and

           (ix) No banking moratorium have been declared either by the United States, Nevada,
Texas or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial markets which, in each case, in the reasonable judgment of the Lender, makes it impracticable or inadvisable to make either of the Loans at the Closing.

7

       2.4 Conditions to Subsequent Advances. Subsequent Advances shall be conditioned upon the following conditions and each request by the Company for an Advance shall constitute a representation by the
Company to the Lender that each condition has been met or satisfied:

         (a) All representations and warranties of the Company contained herein and in the
Transaction Documents shall be true at and as of the date of such Advance as if made on such date, except for representation or warranties that reference a specific date, which shall be true as of such date, and each request for an Advance shall constitute reaffirmation by the Company that such representations and warranties are then true;

         (b) No condition or event shall exist or have occurred at or as of the date of such Advance which would constitute an Event of Default hereunder;

         (c) The Lender shall have received all certificates, including an applicable Notice of
Borrowing, a then-current Borrowing Base Certificate, authorizations, affidavits, schedules and other documents which are provided for hereunder or under the Transaction Documents, or which Lender may reasonably request;
and

         (d) There shall have been no Material Adverse Effect with respect to the Company since the
Closing Date.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

       3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedule, which Disclosure Schedule shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to the Lender, in each case, as of the Closing Date:

         (a) Organization and Qualification. Each of the Company, UPDA and each Subsidiary is an entity duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.
Neither the Company, UPDA nor any Subsidiary is in violation or default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. Each of the Company, UPDA and each
Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any
Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on its ability to perform in any material respect on a timely basis its obligations under any Transaction Document to which it is a party (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

         (b) Authorization; Enforcement. Each of the Company, UPDA and each Subsidiary has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its respective obligations thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by each of the Company, UPDA and each Subsidiary and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part thereof and no further action is required thereby in connection therewith. Each
Transaction Document has been (or upon delivery will have been) duly executed by each of the Loan Parties signatory thereto, and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of each such Loan Party enforceable against such Loan Party in accordance with its terms.

8

         (c) No Conflicts. The execution, delivery and performance of the Transaction Documents by each Loan Party signatory thereto and the consummation by such Loan Party of the other transactions contemplated thereby do not and will not: (i) as to any Loan Party that is not a natural person, conflict with or violate any provision of such Loan Party’s certificate of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (other than a Lien in favor of the Lender as contemplated by the Transaction Documents)
upon any of the properties or assets of such Loan Party, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Loan Party debt or otherwise) or other understanding to which such Loan Party is a party or by which any property or asset of such Loan Party is bound or affected, in each case, relating to a material obligation of such Loan Party, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Loan Party is subject
(including federal and state securities laws and regulations), or by which any property or asset of such Loan Party is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

         (d) Filings, Consents and Approvals. No Loan Party is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with (except for filings contemplated by the Security Documents), any court or other federal, state, local or other governmental authority or other Person in connection with its execution, delivery and performance of the Transaction Documents.

         (e) Capitalization. The capitalization of the Company is as set forth in the Capitalization section of the Disclosure Schedule. Other than as set forth on the Disclosure Schedule, the Company has no indebtedness. The Company has not issued any capital stock not reflected on the Disclosure Schedule. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the Disclosure Schedule, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Notes will not obligate the
Company to issue shares of Common Stock or other securities to any Person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the either the Term Note or the Revolving Note. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

9

         (f) Financial Condition. The Company has heretofore furnished to the Lender the consolidated audited balance sheet of the Company as at December 31, 2006 and the related consolidated audited statement of income for the fiscal year ended on said date, the consolidated unaudited balance sheet of the
Company as at September 30, 2007 and the related consolidated unaudited statement of income for the nine month period ended on said date (the “Financial Statements”). The Financial Statements of the Company have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited Financial Statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as the case may be, as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

         (g) Material Changes. Since the date of its latest audited financial statements, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material
Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and liabilities set forth in the Disclosure Schedule and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

         (h) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party, or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any director or officer thereof is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

         (i) Labor Relations. No material labor dispute exists or, to the knowledge of any Loan Party, is imminent with respect to any of the employees of the Company, UPDA or any Subsidiary which could reasonably be expected to result in a Material Adverse Effect.

         (j) Compliance. No Loan Party (i) is in default under or in violation of (and no event has occurred that, with notice or lapse of time or both, would result in a default by such Loan Party under), nor has such
Loan Party received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, in each case, relating to a material obligation to be made thereunder by such Loan Party (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, and (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material
Adverse Effect.

10

         (k) Regulatory Permits. Each Loan Party that is not a natural person possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its businesses, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

         (l) Title to Assets. Each Loan Party has good and marketable title in fee simple to all real property it owns and good title in all personal property and other tangible or intangible assets it owns, in each case free and clear of all Liens, except for a Lien on the assets of the Company, in favor of UPDA that is subordinated to the Company’s obligation to the Lender under the Transaction Documents pursuant to the Subordination Agreement and other Permitted Liens. Any material real property and facilities held under lease by any Loan Party is held under valid, subsisting and enforceable leases of which such Loan Party is in compliance in all material respects.

         (m) Patents and Trademarks. Each Loan Party that is not a natural person has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with its respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). No Loan
Party that is not a natural person has received a written notice that the Intellectual Property Rights used by such Loan
Party violates or infringes upon the rights of any Person. To the knowledge of each Loan Party that is not a natural person, all its Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

         (n) Insurance. Each of the Company and UPDA is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which such is engaged. To the best of each such Loan Party’s knowledge, its insurance contracts and policies are accurate and complete. No such Loan Party has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

         (o) Transactions With Affiliates and Employees. None of the officers or directors of the
Company and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by (other than for services as employees, officers and or directors), providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $10,000.

11

         (p) Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (q) Certain Fees. Except as set forth on Schedule 3.1(q), no brokerage or finder’s fees or commissions are or will be payable by any Loan Party to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.
The Lender shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

         (r) Private Placement. Assuming the accuracy of the Lender’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the
Notes by the Company to the Lender as contemplated hereby.

         (s) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Notes, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

         (t) Sophisticated Borrower. The Company has assets of at least $2,000,000 in value as reflected in its financial statements dated not more than ninety (90) days prior to the date of this Agreement which financial statements have been prepared in accordance with generally accepted accounting principles, and the
Company and the Guarantors by reason of their business and financial experience, or that of their professional advisors, have the capacity to protect their own interests and the interests of the Company in connection with the
Loans.

         (u) Rule 144. In the event that the Lender forecloses on the Guarantor Shares pursuant to the Security Documents, the Guarantor Shares will be eligible for resale by the Lender pursuant to Rule 144(k)
without increasing the otherwise applicable holding period.

         (v) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the
Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Lender as a result of the Lender and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Notes and the Lender’s ownership of the Notes.

12

         (w) Disclosure. All written disclosure provided to the Lender regarding each of the Loan
Parties, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Lender does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

         (x) Federal Reserve Regulations. No Loan Party is engaged in the business of extending credit for the purpose of buying or carrying Margin Stock within the meaning of Regulation U of the Board of
Governors of the Federal Reserve System, and no part of the proceeds of any advance will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System,
including, to the extent applicable, Regulation U and Regulation X.

         (y) Solvency. Based on the financial condition of each Loan Party as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Notes hereunder and the application of the proceeds thereof, (i) the fair saleable value of such Loan Party’s assets exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) such Loan Party’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of its business, and projected capital requirements and capital availability thereof; and (iii) such Loan Party’s current cash flow, together with the proceeds it would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. No Loan Party intends to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). No Loan Party has knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The Financial Statements of the Company set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or for which the Company has commitments. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed other than trade accounts payable incurred in the ordinary course of business, (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP.

         (z) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against it.

13

         (aa) Patriot Act. The Company certifies that, to the best of Company’s knowledge, neither the
Company nor any of its Subsidiaries has been designated, and is not owned or controlled, by a “suspected terrorist”
as defined in Executive Order 13224. The Company hereby acknowledges that the Lender seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Company hereby represents, warrants and agrees that: (i) none of the cash or property that the Company or any of its
Subsidiaries will pay or will contribute to the Lender has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Company or any of its
Subsidiaries to the Lender, to the extent that they are within the Company’s and/or its Subsidiaries’ control shall cause the Lender to be in violation of the United States Bank Secrecy Act, the United States International Money
Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist
Financing Act of 2001. The Company shall promptly notify the Lender if any of these representations ceases to be true and accurate regarding the Company or any of its Subsidiaries. The Company agrees to provide the Lender any additional information regarding the Company or any of its Subsidiaries that the Lender deem necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The
Company understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Lender may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or acceleration of the obligations to the Lender under the Notes and the other
Transaction Documents. The Company further understands that the Lender may release confidential information about the Company and its Subsidiaries and, if applicable, any underlying beneficial owners, to proper authorities if a Lender, in its sole discretion, determines that it is in the best interests of such Lender in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

         (bb) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity,
(ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the
Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or
(iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended

         (cc) Seniority. As of the Closing Date, no indebtedness or other equity of the Company, other than the Loans set forth in this Agreement, is senior to, or pari passu with, the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations
(which is senior only as to the property covered thereby).

         (dd) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers. By making this representation, the Company does not, in any manner, waive the attorney/client privilege or the confidentiality of the communications between the Company and its lawyers.

14

         (ee) Acknowledgment Regarding Lender’s Making the Loan. The Company acknowledges and agrees that the Lender is acting solely in the capacity of an arm’s length Lender with respect to the Transaction
Documents and the transactions contemplated hereby. The Company further acknowledges that the Lender is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Lender or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Lender’s making of the Loan. The Company further represents to the Lender that the Company’s decision to enter into this
Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the
Company and its representatives.

         (ff) Press Release. Subject to Section 4.1 hereof, the Company will issue a press release reasonably satisfactory to the Lender and subject to the Lender’s prior approval publicly announcing the material terms of this deal within one Business Day of the Closing Date.

       3.2 Representations and Warranties of the Lender. The Lender hereby, for itself and for no other
Person, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

         (a) Organization; Authority. The Lender is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or limited liability company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Lender of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Lender. Each Transaction Document to which it is a party has been duly executed by the Lender, and when delivered by the Lender in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Lender, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

         (b) Experience of the Lender. The Lender, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Notes and the Warrants, and has so evaluated the merits and risks of such investment. The Lender is able to bear the economic risk of an investment in the Notes and the Warrants and, at the present time, is able to afford a complete loss of such investment.

The Company acknowledges and agrees that the Lender does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section
3.2.

15

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

       4.1 Securities Laws Disclosure; Publicity. The Company and the Lender shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Lender shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Lender, or without the prior consent of the Lender, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

       4.2 Shareholder Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that the Lender is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that the Lender could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving the Notes and the Warrant, or the exercise thereof, under the Transaction Documents or under any other agreement between the Company and the
Lender. The Company shall conduct its business in a manner so that it will not become subject to the Investment
Company Act.

       4.3 Reserved.

       4.4 Use of Proceeds.

         (a) The Company’s use of the gross proceeds from the Term Loan Amount hereunder shall be as follows (as further described on Schedule 4.4):

           (i) first, to pay at Closing, a $165,000 origination fee to Lender;

           (ii) second, to pay for Lender’s closing costs in connection with the transactions contemplated hereunder (including, but not limited to, Lender’s legal fees) as invoiced to the Company on or prior to the Closing Date and scheduled on Schedule 4.4; and

           (iii) third, any remaining amount shall be applied to the acquisition cost of 100% of
Geer’s outstanding Common Stock.

         (b) The Company’s use of the gross proceeds from the initial Revolving Loan Amount made on the Closing Date hereunder shall be as follows (as further described on Schedule 4.4):

           (i) first, to pay at Closing, a $90,000 origination fee to the Lender; and

           (ii) second, any remaining amount shall be applied to the Company’s general working capital.

         (c) The Company’s use of the gross proceeds from all subsequent Advances made hereunder shall be applied to the Company’s general working capital.

16

       4.5 Reimbursement. If the Lender becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by the Lender to or with any current stockholder), solely as a result of the Lender’s acquiring the Notes under this Agreement, the Company will reimburse the Lender for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any
Affiliates of the Lender who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Lender and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the
Company, the Lender and any such Affiliate and any such Person. The Company also agrees that neither the Lender nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the
Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the
Notes under this Agreement.

       4.6 Indemnification of Lender. Subject to the provisions of this Section 4.6, the Company will indemnify and hold the Lender and its directors, officers, shareholders, partners, employees and agents (each, a “Lender
Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any Lender Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other
Transaction Documents, (b) any action instituted against the Lender, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of the Lender, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Lender’s representation, warranties or covenants under the Transaction Documents or any agreements or understandings the
Lender may have with any such stockholder or any violations by the Lender of state or federal securities laws or any conduct by the Lender which constitutes fraud, gross negligence, willful misconduct or malfeasance) or (c) the 1980
Geer Judgment and 1990 Geer Judgment and the 1990 Geer Judgment. If any action shall be brought against any
Lender Party in respect of which indemnity may be sought pursuant to this Agreement, the Lender Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Lender Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the
Lender Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of the Lender Party. The Company will not be liable to any Lender Party under this Agreement (i) for any settlement by a Lender Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Lender Party’s breach of any of the representations, warranties, covenants or agreements made by the Lender in this Agreement or in the other Transaction Documents or any conduct by a Lender Party which constitutes fraud, gross negligence, willful misconduct or malfeasance.

       4.7 Additional Perfection Requirements. The Loan Parties shall execute and file any additional documents and take all necessary action as the Lender may reasonably request on or prior to the Closing to perfect a first priority security interest in all of the collateral described in the Security Documents, within 45 days of the Closing.
The Company shall deliver all shares of Geer capital stock (“Geer Shares”) directly to the Lender immediately upon the acquisition of such Geer Shares (the “Geer Closing”), and shall cause Geer to become a signatory to the Security
Agreement and the Subsidiary Guarantee promptly following the Geer Closing.

17

ARTICLE V.
MISCELLANEOUS

       5.1 Fees. At the Closing, the Company has agreed to (i) pay the Lender a closing fee of $165,000 for the Term Loan and $90,000 for the Revolving Loan and (ii) reimburse the Lender’s reasonable out-of-pocket expenses, including but not limited to due diligence and legal expenses. The Company has previously delivered to the Lender a non-refundable deposit of $25,000 for legal fees and due diligence and a deposit of $60,000 to cover the initial legal documentation costs. Except as expressly set forth in the Transaction Documents to the contrary, the
Loan Parties shall pay the fees and expenses of its advisers, counsel, accountants and other experts for both parties, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay Lender a $150,000.00 “break-up fee” for the Term Loan and
$50,000 for the Revolving Loan, plus or minus any due diligence expense adjustments should Lender stand ready to close a financing substantially in conformance with the terms provided hereunder and Company chooses not to close, notwithstanding that the Geer Closing shall have occurred. Following the execution and delivery of this Agreement by the Company, the obligations of the Company under the Transaction Documents for any failure to issue the Notes shall be limited to the payment of the applicable “break-up fee” as provided in the immediately preceding sentence.
The fees described in this Section 5.1 are in addition to the Unused Line Fee and the Collateral Monitoring Fee that may be due and payable to the Lender under the terms of the Revolving Loan.

       5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

       5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business
Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New
York City time) on any Business Day, (c) the second Business Day following the date of mailing, if sent by U.S.
nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth in the introductory paragraph of the Agreement.

       5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of amendments, by the Company and Lender, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

       5.5 Construction. The headings herein are for convenience only, do not constitute a part of this
Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

18

       5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Lender. The Lender may assign any or all of its rights under this Agreement and the other Transaction Documents to any Person.

       5.7 No Third-Party Beneficiaries. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person other than the parties hereto and their successors and permitted assigns.

       5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this
Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

       5.9 Survival. The representations and warranties contained herein shall survive the Closing for the applicable statue of limitations.

       5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

       5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

19

       5.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Lender exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Lender may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

       5.13 Replacement of Notes. If any certificate or instrument evidencing either of the Notes is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of the replacement for such Note.

       5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Lender and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

       5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to the Lender pursuant to any Transaction Document or a Lender enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

       5.16 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by the Lender in order to enforce any right or remedy under any Transaction
Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the
Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Lender with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by the Lender to the unpaid principal balance of any such indebtedness or be refunded to the
Company, the manner of handling such excess to be at the Lender’s election.

20

       5.17 Separate Loans. Company acknowledges that Lender is making the Term Loan and the Revolving
Loan under the terms of this single Loan Agreement, and not under the terms of separate loan agreements, as a matter of convenience for both parties, and neither party hereto intends thereby that Company shall have any recourse to Lender under the terms of one Loan or Note as a remedy to Lenders’ breach of or failure to perform under the terms of the other Loan or Note. Accordingly, for purposes of determining the Company’s rights and the
Lender’s obligations with respect to each Loan, the parties deem this Agreement to constitute two separate loan agreements. In particular, and without limiting the effect of any of the foregoing, Company acknowledges and agrees that in the event Lender breaches or fails to perform any obligation under the Revolving Loan, the Revolving Note or any provision of any other Transaction Document affecting the Revolving Loan or the Revolving Note, Company shall have no recourse and shall pursue no remedy whatsoever with respect to the Term Loan, and shall continue to make all required payments of principal, interest and all other amount due and owing under the terms of this Agreement with respect to the Term Loan, the Term Note and any other provision of any other Transaction Document affecting the Term Loan and the Term Note.

       5.18 Attorney Fees. If any party shall commence a proceeding to enforce any provisions of this
Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

(Signature Pages Follow)

21

IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CONTINENTAL FUELS, INC.
_______________________________________ Name: Title:

UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION Corporation
_______________________________________ Name: Title:

TIMOTHY BRINK
_______________________________________ Timothy Brink

SHERIDAN ASSET MANAGEMENT LLC
_______________________________________ Name: Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

22